UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021 (February 1, 2021)

HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38435	82-3620361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 par value	HPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Consent and Agreement

On February 1, 2021, HighPoint Resources Corporation (the “Company”) and its wholly owned subsidiary, HighPoint Operating Corporation (the “Borrower”) entered into a Consent and Agreement with JPMorgan Chase Bank, N.A. as administrative agent (the “RBL Agent”), the consenting lenders party thereto and the other parties thereto. The Consent and Agreement provided, among other things, that any “going concern” opinion in the Company’s independent auditor report on its financial statements for the year ending December 31, 2020 in connection with the Company’s anticipated financial covenant breach in 2021 (as described in the Notes to Consolidated Financial Statements (Unaudited) within the Quarterly Report on Form 10-Q filed on November 9, 2020) shall not constitute a default or event of default under the Borrower’s Fourth Amended and Restated Credit Agreement (the “Amended HighPoint Credit Facility”), by and among the Company as guarantor, the Borrower, certain banks and other lenders party thereto and the RBL Agent.

The Consent and Agreement, except as expressly stated, does not modify the Amended HighPoint Credit Facility, which remains unmodified and in full force and effect.

The foregoing summary of the Consent and Agreement does not purport to be complete and is qualified in its entirety by the full text of the Consent and Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Consent and Agreement under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1
Consent and Agreement, dated as of February 1, 2021, by and among HighPoint Operating Corporation, HighPoint Resources Corporation, the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 5, 2021	HIGHPOINT RESOURCES CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary